EX-99.906CERT
                                                                  Item 12. (b)


         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, President and Chief Executive Officer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

       1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2009 (the "Report") fully complies with the requirements of 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.


Date:______November 30, 2009_____		__/s/  Terrence K.H. Lee__________
							Terrence K.H. Lee
							President and CEO




I, Nora B. Simpson, Treasurer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

       1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2009 (the "Report") fully complies with the requirements of 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.


Date:_____November 30, 2009______		__/s/  Nora B. Simpson______________
							Nora B. Simpson
							Treasurer




This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.